Earnings Per Share Data	12 Months Ended
Oct. 30, 2016
Earnings Per Share Data
Earnings Per Share Data

Note O

Earnings Per Share Data

The reported net earnings attributable to the Company were used when computing basic and diluted earnings per share for all years presented. A reconciliation of the shares used in the computation is as follows:

(in thousands)	2016	2015	2014
Basic weighted-average shares outstanding	529,290	528,143	527,624
Dilutive potential common shares	13,183	12,859	12,807
Diluted weighted-average shares outstanding	542,473	541,002	540,431

For fiscal years 2016, 2015, and 2014, a total of 1.1 million, 0.9 million, and 0.8 million weighted-average outstanding stock options, respectively, were not included in the computation of dilutive potential common shares since their inclusion would have had an antidilutive effect on earnings per share.